SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): July 23, 2003



                           PAR TECHNOLOGY CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)



   Delaware                         1-09720                    16-1434688
   --------                         -------                    ----------
(State or other                (Commission File             (I.R.S. Employer
jurisdiction of                     Number)                  incorporation or
organization)                                             Identification Number)



         PAR Technology Park
         8383 Seneca Turnpike
         New Hartford, NY                                        13413-4991
         -------------------                                     ----------
(Address of principal executive offices)                         (Zip Code)



       Registrant's telephone number, including area code: (315) 738-0600


                                 Not Applicable
                                 --------------
         (Former Name or Former Address, if changed since Last Report)

Item 9. Regulation FD Disclosure.

(a) The information contained in this Item 9 of the Current Report is intended to be furnished pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8-K, but is instead furnished under "Item 9. Regulation FD Disclosure" of Form 8-K, in accordance with SEC Release Nos. 33-8216 and 34-47583.

(b) The information, including Exhibits attached hereto, in this Current Report is being furnished and shall not be deemed "filed" for the purposes of
     Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

(c) On July 23, 2003, PAR Technology Corporation issued a press release announcing its results of operation for the quarterly period ending June 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


99.1 Press Release dated July 23, 2003.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            PAR TECHNOLOGY CORPORATION
                                            --------------------------
                                                   (Registrant)




Date:  July 23, 2003


                                         /s/RONALD J. CASCIANO
                                         ---------------------------------------
                                         Ronald J. Casciano
                                         Vice President, Chief Financial Officer
                                         and Treasurer

                                  EXHIBIT INDEX


Exhibit Number                        Description
--------------                        -----------

   99.1                       Press Release dated July 23, 2003.

Exhibit 99.1


                           PAR TECHNOLOGY CORPORATION
                        -REPORTS SECOND QUARTER RESULTS-
        ----------------------------------------------------------------
             NEW HARTFORD, NY, PAR TECHNOLOGY CORPORATION (NYSE:PTC)


New Hartford, NY--July 23, 2003--PAR Technology Corporation (NYSE:PTC - News) today announced results for the second quarter ended June 30, 2003. PAR reported second quarter revenues of $32 million, a 6% decrease from the $33.9 million reported in the same period a year ago. Income from continuing operations for the second quarter was $351,000 compared with $702,000 reported in the second quarter of 2002. The Company reported diluted earnings per share from continuing operations of $0.04 for the second quarter of 2003, compared to diluted earnings per share of $0.08 for the second quarter of last year. Net income for the second quarter 2003 was $308,000 or $0.04 diluted earnings per share. This compares to $188,000 net income and $0.02 diluted earnings per share in the second quarter 2002. For the six months ended June 30, 2003, PAR Technology Corporation reported revenues from continuing operations of $62.6 million, an 8% decrease from the $67.6 million reported one year ago. The Company also reported income from continuing operations of $607,000 in the first six months of 2003 versus $1.5 million for the first six months of 2002. Diluted net income per share from continuing operations for the first six months of 2003 was reported at $0.07, compared to diluted net income per share of $0.19 reported for the same period in 2002. Net income for the first six months of 2003 was $537,000 or $0.06 diluted earnings per share. This compares to net income of $699,000 and $0.09 diluted earnings per share for the first six months of 2002.

John W. Sammon, PAR Chairman and CEO commented on the results. "The financial results for the quarter are generally within our expected range of performance. The continued depressed global hospitality technology market has limited our pace of improvement during the first six months of this year. There is, however, a growing sense that conditions are improving within our industry. As reflected in actions from customers and statements from market analysts, the demand for hospitality technology is increasing. We expect that these trends will translate into improving revenues for both our technology products and service offerings."

"As for our Government Services business, we are pleased with the year over year revenue gain of 13% in the quarter. This growth is consistent with our plan and is expected to accelerate as we expand our work under existing contracts. This growth once again confirms our position as a leading provider of technical IT outsourcing services and applied technology to the Department of Defense, the Intelligence Community and to State Government Agencies."

Sammon also added, "As PAR concentrates on increasing our revenue base, we will continue to focus on close control of expenses and cash, with an eye to balancing our short-term and long-term needs. Taken as a whole, the events of the second quarter affirm our decision making and strategic direction."

Forward-looking statements in this release are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that all forward-looking statements involve risks and uncertainties, including without limitation, risks in technology development and commercialization, risks in product development and market acceptance of and demand for the Company's products, risks of downturns in economic conditions generally, and in the quick service sector of the restaurant market specifically, risks of intellectual property rights and litigation, risks associated with government contracting, risks associated with foreign sales and high customer concentration and other risks detailed in the Company's filings with the Securities and Exchange Commission.

ABOUT PAR TECHNOLOGY

PAR Technology Corporation develops, markets and supports hardware and software products that improve the ability of business professionals to make timely, fact-based business decisions. The Company is the world's largest supplier of Point-of-Sale systems to the quick service restaurant market with over 30,000 systems installed in over 95 countries. In addition PAR is a leader in providing computer based system design and engineering services to the Department of Defense and Federal Government Agencies. PAR Technology Corporation's stock is traded on the New York Stock Exchange under the symbol PTC. For additional information visit PAR's website at www.partech.com.

                   PAR TECHNOLOGY CORPORATION AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                       (In Thousands Except Share Amounts)




                                                 (Unaudited)
                                                   June 30,   December 31,
                                                     2003        2002
Assets                                             --------    --------
Current Assets:
     Cash ......................................   $  1,517    $    490
     Accounts receivable-net ...................     23,462      25,843
     Inventories-net ...........................     32,535      34,274
     Deferred income taxes .....................      6,082       5,766
     Other current assets ......................      2,273       2,638
     Total assets of discontinued operation ....         30          59
                                                   --------    --------
         Total current assets ..................     65,899      69,070

Property, plant and equipment - net ............      7,719       8,455
Deferred income taxes ..........................      4,102       4,386
Other assets ...................................      3,086       3,211
                                                   --------    --------
                                                   $ 80,806    $ 85,122
                                                   ========    ========
Liabilities and Shareholders' Equity
Current Liabilities:
     Notes payable .............................   $  9,461    $  9,634
     Accounts payable ..........................      4,533       8,371
     Accrued salaries and benefits .............      4,355       4,615
     Accrued expenses ..........................      1,990       2,077
     Deferred service revenue ..................      5,787       6,704
     Total liabilities of discontinued operation        251         342
                                                   --------    --------
         Total current liabilities .............     26,377      31,743
                                                   --------    --------
Long-term debt .................................      2,137       2,181
                                                   --------    --------

Shareholders' Equity:
     Preferred stock, $.02 par value,
       1,000,000 shares authorized .............       --          --
     Common stock, $.02 par value,
       19,000,000 shares authorized;
        9,853,712 and 9,770,262 shares issued
        8,443,025 and 8,359,575 outstanding ....        197         195
     Capital in excess of par value ............     29,181      28,926
     Retained earnings .........................     30,483      29,946
     Accumulative other comprehensive loss .....       (516)       (816)
     Treasury stock, at cost, 1,410,687 shares .     (7,053)     (7,053)
                                                   --------    --------
         Total shareholders' equity ............     52,292      51,198
                                                   --------    --------
                                                   $ 80,806    $ 85,122
                                                   ========    ========

                   PAR TECHNOLOGY CORPORATION AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                     (In Thousands Except Per Share Amounts)
                                   (Unaudited)


                                           For the three months      For the six months
                                              ended June 30,           ended June 30,
                                           --------------------    --------------------
                                                       Restated                Restated
                                             2003        2002         2003       2002
                                           --------    --------    --------    --------
Net revenues:
     Product ...........................   $ 13,059    $ 15,158    $ 25,412    $ 30,574
     Service ...........................      8,634       9,644      17,103      18,444
     Contract ..........................     10,318       9,116      20,038      18,615
                                           --------    --------    --------    --------
                                             32,011      33,918      62,553      67,633
                                           --------    --------    --------    --------
Costs of sales:
     Product ...........................      8,528      10,275      16,590      20,974
     Service ...........................      7,242       8,166      14,409      15,373
     Contract ..........................      9,897       8,439      19,169      17,430
                                           --------    --------    --------    --------
                                             25,667      26,880      50,168      53,777
                                           --------    --------    --------    --------
           Gross margin ................      6,344       7,038      12,385      13,856
                                           --------    --------    --------    --------
Operating expenses:
     Selling, general and administrative      4,700       4,735       9,111       8,923
     Research and development ..........      1,262       1,338       2,421       2,767
                                           --------    --------    --------    --------
                                              5,962       6,073      11,532      11,690
                                           --------    --------    --------    --------
Operating income from
     continuing operations .............        382         965         853       2,166
Other income, net ......................        313         181         389         310
Interest expense .......................       (152)       (208)       (295)       (425)
                                           --------    --------    --------    --------
Income from continuing operations
  before provision for income taxes ....        543         938         947       2,051
Provision for income taxes .............       (192)       (236)       (340)       (517)
                                           --------    --------    --------    --------
Income from continuing operations ......        351         702         607       1,534
                                           --------    --------    --------    --------
Discontinued operations:
     Loss from operations of
        discontinued component .........        (67)       (687)       (109)     (1,117)
     Income tax benefit ................         24         173          39         282
                                           --------    --------    --------    --------
     Loss on discontinued operations ...        (43)       (514)        (70)       (835)
                                           --------    --------    --------    --------
Net income ...........................     $    308    $    188    $    537    $    699
                                           ========    ========    ========    ========

                   PAR TECHNOLOGY CORPORATION AND SUBSIDIARIES
                  CONSOLIDATED STATEMENTS OF INCOME (Continued)
                     (In Thousands Except Per Share Amounts)
                                   (Unaudited)


                                          For the three months       For the six months
                                              ended June 30,           ended June 30,
                                         ----------------------    ----------------------
                                                       Restated                  Restated
                                            2003         2002         2003         2002
                                         ---------    ---------    ---------    ---------
Earnings per share:
Basic:
     Income from continuing operations   $     .04    $     .09    $     .07    $     .19
     Loss from discontinued operations   $    (.01)   $    (.07)   $    (.01)   $    (.11)
           Net income ................   $     .04    $     .02    $     .06    $     .09
Diluted:
     Income from continuing operations   $     .04    $     .08    $     .07    $     .19
     Loss from discontinued operations   $    --      $    (.06)   $    (.01)   $    (.10)
           Net income ................   $     .04    $     .02    $     .06    $     .09
Weighted average shares outstanding
     Basic ...........................       8,422        7,891        8,398        7,886
                                         =========    =========    =========    =========
     Diluted .........................       8,765        8,279        8,766        8,164
                                         =========    =========    =========    =========